THE GABELLI VALUE FUND INC.

                              FIRST QUARTER REPORT
                                 MARCH 31, 2003

                                     * * * *

        MORNINGSTAR RATED(TM) THE GABELLI VALUE FUND INC. CLASS A SHARES
        4 STARS OVERALL FOR THE TEN-YEAR PERIOD ENDED 03/31/03 AMONG 38
         U.S. DOMICILED MID-CAP BLEND FUNDS. THE FUND WAS RATED 3 STARS
      FOR THE THREE AND FIVE-YEAR PERIODS ENDED 03/31/03 AMONG 179 AND 112
               U.S. DOMICILED MID-CAP BLEND FUNDS, RESPECTIVELY.

TO OUR SHAREHOLDERS,

      After rallying briefly in early January, stocks retreated through mid-March as investors pondered the political and economic consequences of the impending war with Iraq. When President Bush gave Saddam Hussein 48 hours to "get out of Dodge" and then launched Operation Shock and Awe, the market posted one of its most impressive one week gains in history, briefly putting the major stock indices in positive territory for the year. However, as the pace of military progress slowed, stocks pulled back again, finishing the first quarter of 2003 with a loss. With technology stocks leading the way, growth stocks materially outperformed value stocks for the second consecutive quarter. The Gabelli Value Fund (the "Fund") closed the quarter with a 4.27% decline versus a 3.15% loss for the Standard & Poor's ("S&P") 500 Index.

COMPARATIVE RESULTS

--------------------------------------------------------------------------------------------
                         AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2003(A)
                         ------------------------------------------------
                                           SINCE
                               QUARTER  INCEPTION(B)  10 YEAR  5 YEAR   3 YEAR      1 YEAR
                               -------  ------------  -------  ------   ------      ------
  Gabelli Value
    Fund Class A ............. (4.27)%     11.55%      12.25%   2.03%    (6.67)%   (22.10)%

  S&P 500 Index .............. (3.15)%      9.20%       8.53%  (3.76)%  (16.09)%   (24.75)%
  Dow Jones Industrial
    Average .................. (3.57)%     11.06%      11.12%  (0.12)%   (8.17)%   (21.45)%
  Nasdaq Composite Index .....  0.42%       8.03%       6.87%  (6.08)%  (33.56)%   (27.32)%

 (a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Class A Share performance excludes the effect of any front-end sales charge. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Dow Jones Industrial Average is an unmanaged index of 30 large industrial stocks. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested (except for the Nasdaq Composite Index). Performance for periods less than one year is not annualized.
 (b) From commencement of investment operations on September 29, 1989.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for a variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Performance is based on Class A Shares. Other share classes may have different performance characteristics. (C)2003 Morningstar, Inc. All Rights Reserved.

INVESTMENT RESULTS (CLASS A SHARES) (A)
--------------------------------------------------------------------------------
                                            Quarter
                              -------------------------------------
                                1ST       2ND       3RD       4TH       YEAR
                                ---       ---       ---       ---       ----
2003: Net Asset Value .........$13.22     --        --        --          --
      Total Return ............ (4.3)%    --        --        --          --
--------------------------------------------------------------------------------
2002: Net Asset Value .........$16.97    $14.43    $12.32   $13.81     $13.81
      Total Return ............  3.3%    (15.0)%   (14.6)%   12.1%     (16.0)%
--------------------------------------------------------------------------------
2001: Net Asset Value .........$16.24    $17.63    $15.06   $16.43     $16.43
      Total Return ............ (0.7)%     8.6%    (14.6)%   12.9%       5.4%
--------------------------------------------------------------------------------
2000: Net Asset Value .........$18.70    $18.89    $18.44   $16.13     $16.13
      Total Return ............ (3.9)%     1.0%     (2.4)%   (2.8)%     (7.9)%
--------------------------------------------------------------------------------
1999: Net Asset Value .........$17.29    $19.58    $18.93   $19.45     $19.45
      Total Return ............  7.5%     13.2%     (3.3)%   12.1%      31.9%
--------------------------------------------------------------------------------
1998: Net Asset Value .........$16.43    $16.94    $14.71   $16.08     $16.08
      Total Return ............ 14.9%      3.1%    (13.2)%   19.8%      23.2%
--------------------------------------------------------------------------------
1997: Net Asset Value .........$11.63    $14.11    $15.73   $14.30     $14.30
      Total Return ............  1.0%     21.3%     11.5%     8.6%      48.2%
--------------------------------------------------------------------------------
1996: Net Asset Value .........$12.88    $13.08    $12.63   $11.52     $11.52
      Total Return ............ 10.9%      1.6%     (3.4)%    0.0%       8.7%
--------------------------------------------------------------------------------
1995: Net Asset Value .........$11.41    $11.75    $12.81   $11.61     $11.61
      Total Return ............  8.8%      3.0%      9.0%     0.3%      22.5%
--------------------------------------------------------------------------------
1994: Net Asset Value .........$11.37    $11.55    $12.43   $10.49     $10.49
      Total Return ............ (6.0)%     1.6%      7.6%    (2.7)%      0.0%
--------------------------------------------------------------------------------
1993: Net Asset Value .........$11.15    $11.93    $13.92   $12.09     $12.09
      Total Return ............ 10.1%      7.0%     16.7%     1.5%      39.4%
--------------------------------------------------------------------------------
1992: Net Asset Value .........$10.40     $9.84    $10.04   $10.13     $10.13
      Total Return ............  9.7%     (5.4)%     2.0%     6.4%      12.7%
--------------------------------------------------------------------------------
1991: Net Asset Value ......... $9.51     $9.50     $9.57    $9.48      $9.48
      Total Return ............ 11.8%     (0.1)%     0.7%     2.5%      15.3%
--------------------------------------------------------------------------------
1990: Net Asset Value ......... $9.23     $9.36     $8.19    $8.51      $8.51
      Total Return ............ (2.4)%     1.4%    (12.5)%    9.0%      (5.6)%
--------------------------------------------------------------------------------
1989: Net Asset Value ......... --        --        --       $9.58      $9.58
      Total Return ............ --        --        --        2.1%(b)    2.1%(b)
--------------------------------------------------------------------------------

                      Dividend History
-----------------------------------------------------------
PAYMENT (EX) DATE      RATE PER SHARE  REINVESTMENT PRICE
December 31, 2002              --             --
December 31, 2001          $0.060         $16.43
December 27, 2001          $0.515         $16.51
December 27, 2000          $1.753         $15.77
December 27, 1999          $1.720         $18.98
December 28, 1998          $1.490         $15.54
December 29, 1997          $2.720         $14.01
December 27, 1996          $1.110         $11.57
December 27, 1995          $1.230         $11.56
December 30, 1994          $1.600         $10.49
December 31, 1993          $2.036         $12.09
December 31, 1992          $0.553         $10.13
December 31, 1991          $0.334         $ 9.48
December 31, 1990          $0.420         $ 8.51
March 19, 1990             $0.120         $ 9.21
December 29, 1989          $0.068         $ 9.58

--------------------------------------------------------------------------------
                      AVERAGE ANNUAL RETURNS MARCH 31, 2003 (A)
                      -----------------------------------------
                       Class A       Class B       Class C
                       Shares        Shares        Shares
                       -------       -------       -------
 1 Year ............ (22.10)%      (22.71)%       (22.70)%
                     (26.39)%(c)   (27.06)%(d)    (23.57)%(d)
 5 Year ............   2.03%         1.54%          1.60%
                       0.88%(c)      1.45%(d)       1.60%(d)
 10 Year ...........  12.25%        11.99%         12.02%
                      11.62%(c)     11.99%(d)      12.02%(d)
 Life of Fund (b) ..  11.55%        11.36%         11.38%
                      11.09%(c)     11.36%(d)      11.38%(d)
--------------------------------------------------------------------------------
(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class A Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class B Shares and Class C Shares on March 15, 2000. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares.
(b) From  commencement  of  investment  operations  on September  29, 1989.
(c) Includes the effect of the maximum 5.5% sales charge at beginning of period.
(d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

COMMENTARY

VI DAY

      As we prepare this letter, U.S. coalition forces have achieved their objective of regime change in Iraq and investor focus is shifting from the war to the economy and corporate profits. It is still too early to tell whether Federal Reserve Board ("Fed") Chairman Alan Greenspan and other economists are correct in their assumption that uncertainty regarding Iraq has been the primary restraint on economic growth. Recently released economic data has been discouraging. Institute for Supply Management ("ISM") barometers show manufacturing and services contracting in March. Consumer sentiment readings remain near 10-year lows, and consumer spending has softened. We have even seen signs of weakness in the robust housing market. Business investment and capital spending, which had improved modestly in the fourth quarter of 2002, has stalled.

      Importantly, however, oil prices have come down significantly from their peaks. If oil settles in the mid-$20 per barrel range (OPECs price target) it will be the equivalent of a giant tax cut for businesses and consumers, and should provide a big boost for the economy. The swift victory in Iraq should also increase President Bush's political capital and help the Administration push accelerated tax cuts through Congress. With Senators from both parties concerned about rising budget deficits, the tax-cut package will likely be trimmed, but any tax relief should help jump-start the economy. Finally, the Fed still has room for a little more monetary stimulus, which we believe it is ready to provide if the economy fails to regain much traction in the months ahead.

      Our longer-term outlook for the economy and stock market hasn't changed much. We are still anticipating an extended period of modest economic and corporate earnings growth and a more benign, but not very inspiring stock market. Over the next five years, we believe stock selection will be critical to producing satisfactory returns.

SECULAR TRENDS

      With the economic outlook still clouded by the effects of the war, it is extremely difficult to determine the short and intermediate term prospects for cyclical (economically sensitive) industries. However, there are a number of industries that we believe are about to benefit from favorable secular trends. So, rather than focusing on economic forecasts, let's look at a few industries that should do relatively well irrespective of the level of Gross Domestic Product ("GDP") growth in the year ahead.

      There are approximately 200 million vehicles on the road in the U.S. They are built a lot better than they were when I was a kid, when the average passenger car was ready for the junkyard after only 50,000 miles. Fifteen years ago, getting 100,000 miles out of the family sedan was a victory. Today, a new car will last as much as 170,000 miles and the average age of a passenger car is
9.3 years, up from 8.1 years in the early 1990s. Light trucks and sports utility vehicles ("SUVs") are getting older too. Cars between five and ten years old need the most replacement parts. Between 1996 and 2001, cars in this maturity range declined 2.2%. Over the next five years, they should increase by 15%. This is good news for auto parts manufacturers such as Modine Manufacturing and leading distributors such as Genuine Parts.

      Utilities companies are going back to basics -- selling and/or exiting extraneous businesses, and focusing on the monopoly-like business of distributing electricity and/or natural gas to their local and regional customer bases. This should result in stable 10%-11% annualized earnings growth and, after shoring up balance sheets damaged by ill-advised forays into other businesses, rising dividends. In a market environment where we think investors will continue to appreciate yield, utilities stocks should once again attract a loyal following. Also, now that utilities companies have largely given up on the concept of growing through diversification, we believe they will focus on growing through the acquisition of smaller competitors. Consequently, we favor utilities companies such as Southwest Gas and DQE, where we expect to earn respectable returns until we are ultimately rewarded by a takeover.

      Although consolidation in the television broadcast industry has slowed due to flagging advertising revenues in the soft economy and regulatory foot-dragging, things are about to change. We believe the Federal Communications Commission ("FCC") is about to raise the cap on a single broadcast company's national "footprint" from 35% to 50% of total households and allow duopolies (the ownership of two TV stations) in smaller markets. This should reinvigorate takeover activity as the bigger fish stalk smaller competitors such as Liberty Corp. and Young Broadcasting. Also, while advertising spending is a function of the relative strength of the economy, broadcast ad revenues should get a boost from the Olympics and the elections in 2004.

      Finally, we believe the supply/demand dynamics for stocks will improve as under-funded defined benefit plan pension funds (among the many victims of a three-year bear market) are forced to play catch-up to balance assets with liabilities. The outsized equity returns of the late 1990's spared corporations from having to put much money in the defined benefit plan pot. Now, they will have to pony up a considerable amount of cash, and despite the fact that equities have performed so poorly in recent years, historically low bond yields make stocks more attractive. We think much of this money will initially go into higher-yielding more defensive industry groups such as utilities, but that new defined benefit plan investment will also gravitate to other industry groups that perform relatively well in the year ahead.

INVESTMENT SCORECARD

      During the first quarter, our top performing holdings were from a variety of sectors including pest control (Rollins Inc.), consumer services (USA Interactive), footwear (Wolverine World Wide) and telecommunications (Commonwealth Telephone). Our cable television investments, most notably Comcast and Cablevision Systems, also posted good gains. Video rental giant Blockbuster had a blockbuster quarter, as did travel services oriented conglomerate Cendant.

      Auto parts manufacturers Dana Corp., GenCorp and Modine Manufacturing, magazine publisher Reader's Digest and pump and valve manufacturer Flowserve were among our biggest disappointments. Defense contractors Lockheed Martin and Northrop Grumman faded as investors aggressively took profits in this sector.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

BELO CORP. (BLC - $20.26 - NYSE), headquartered in Dallas, is a diversified media company with operations throughout the U.S. The company is the twelfth largest television broadcaster in the U.S. with nineteen television stations, reaching 15% of U.S. households. Belo also owns four daily newspapers, including THE DALLAS MORNING NEWS with daily circulation of over 500,000. Additionally, the company has local Internet sites and regional cable news networks. Belo is geographically focused in three clusters: Texas, the Southwest, and the Northwest.

CABLEVISION SYSTEMS CORP. (CVC - $18.99 - NYSE) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that spans state-of-the-art cable television services, professional sports teams and national cable television networks. Headquartered in Bethpage, N.Y., Cablevision serves 3 million cable customers in the most important cable TV market -- New York. Cablevision also owns and operates New York City's famed Madison Square Garden ("MSG"), which includes the arena complex, the N.Y. Knicks, the N.Y. Rangers and the MSG network. MSG operates Radio City Entertainment and holds a long-term lease for Radio City Music Hall, home of the world-famous Rockettes. In addition, Cablevision's Rainbow Media unit owns high-growth cable networks, including AMC, Women's Entertainment, IFC, and several Fox Regional Sports Networks.

CRANE CO. (CR - $17.42 - NYSE) is a diversified industrial company that focuses on proprietary engineered products in aerospace, fiberboard panels, vending machines, pumps and valves, and industrial controls. CEO Eric Fast is focusing on improving operations by leveraging the firm's intellectual capital by creating a culture where different business groups share experience, improve customer focus and improve operational performance. The company has a strong balance sheet, with a 29% net debt to capital ratio, and generates about $100 million of free cash flow a year. Crane has $1 billion available to spend on acquisitions of which half comes from free cash flow and the other half from debt. Acquisitions will focus on strengthening the existing businesses and enhancing earnings growth.

ENERGIZER HOLDINGS INC. (ENR - $25.49 - NYSE) became an independent company after it was spun-off from Ralston Purina in April 2000. Energizer manufactures, markets and sells dry cell batteries and lighting products worldwide. Their portfolio of products includes alkaline, lithium, rechargeable and miniature batteries along with flashlights and lanterns under the Energizer and Eveready brand names. On March 28, 2002 Energizer completed the purchase of Schick-Wilkinson Sword business from Pfizer for $930 million. Schick is the second largest manufacturer of wet shave products with approximately 18% share of the market.

GRUPO TELEVISA SA (TV - $25.15 - NYSE), headquartered in Mexico, is Latin America's dominant Spanish language media and broadcast company. The company has interests in television production and broadcasting, programming for pay television, direct-to-home ("DTH") satellite services, publishing and publishing distribution, cable television, radio broadcasting and production. The company also produces thousands of hours of television programming annually which it exports to over 21 countries including the United States. This large and expanding program library is exclusively available for U.S. distribution by Univision Communications (UVN - $24.51 - NYSE), a Spanish-language television broadcaster in the United States in which Televisa has as a 15% fully diluted equity stake.

HILTON HOTELS CORP. (HLT - $11.61 - NYSE) is recognized as one of the world's preeminent hospitality companies. Hilton develops, owns, manages and franchises hotels, resorts and vacation ownership properties. Hilton's hotel system includes approximately 2,100 properties totaling over 337,000 rooms worldwide. The company's hotel brands include Hilton, Hilton Garden Inn, Doubletree, Embassy Suites Hotels, Hampton Inn, Hampton Inn & Suites, Homewood Suites by Hilton, Conrad, and Harrison Conference Centers. Flagship properties include the Waldorf Astoria, the Hilton Chicago, the Hilton Hawaiian Village Beach Resort & Spa, and the Palmer House Hilton.

NAVISTAR INTERNATIONAL CORP. (NAV - $24.61 - NYSE), with world headquarters outside of Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International(R) brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International(R) brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 separate dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corporation.

PEPSIAMERICAS INC. (PAS - $11.76 - NYSE) was formed by the merger of Whitman Corporation and PepsiAmericas on November 30, 2000. PepsiAmericas markets, packages and distributes a portfolio of carbonated and non-carbonated beverages, primarily Pepsi-Cola and Dr. Pepper brands in three regions: the central United States, Central Europe and the Caribbean. PepsiCo owns approximately 37% of the common shares outstanding.

TRIBUNE CO. (TRB - $45.01 - NYSE), headquartered in Chicago, is a leading national media company with operations in major U.S. markets. With its 2000 acquisition of The Times Mirror Company, it now has television and/or newspaper properties in 18 of the nation's top 30 markets. It is the only media company with television, newspaper and Internet properties in the nation's top three markets -- New York, Los Angeles and Chicago. Flagship properties include:
WPIX-TV (New York), WGN-TV (Chicago), NEWSDAY, LOS ANGELES TIMES, and CHICAGO TRIBUNE. Additionally, Tribune owns the Chicago Cubs and has a stake in the WB Television Network. The company is focused on growing and strengthening its major market cross-media positions.

VERIZON COMMUNICATIONS INC. (VZ - $35.35 - NYSE) was formed by the merger of Bell Atlantic and GTE, and pooling the wireless assets of the combined company with the U.S. assets of Vodafone Group plc (VOD - $18.22 - NYSE). Verizon is the largest domestic local phone provider with about 64 million access lines and is also the largest national wireless carrier servicing over 30 million wireless customers. Verizon is a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       MAY                 JUNE              JULY
                       ---                 ----              ----
      1st Tuesday      Howard Ward         Howard Ward       Howard Ward
      1st Wednesday    Henry Van der Eb    Susan Byrne       Caesar Bryan
      2nd Wednesday    Caesar Bryan        Walter Walsh      Charles Minter & Martin Weiner
      3rd Wednesday    Elizabeth Lilly     Ivan Arteaga      Hartswell Woodson
      4th Wednesday    Barbara Marcin      Barbara Marcin    Ivan Arteaga
      5th Wednesday                                          Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The U.S. led coalition has achieved its mission of liberating the people of Iraq. Our mission remains to identify quality companies trading at significant discounts to real world economic value. Through rigorous research we are confident our Fund can continue to produce superior long-term returns.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554). The Fund's Nasdaq symbol is GABVX for Class A Shares. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/ MARIO J. GABELLI

                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer

May 5, 2003

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                 MARCH 31, 2003
                                 --------------

Belo Corp.                                        Hilton Hotels Corp.
Cablevision Systems Corp.                         Navistar International Corp.
Crane Co.                                         PepsiAmericas Inc.
Energizer Holdings Inc.                           Tribune Co.
Grupo Televisa SA                                 Verizon Communications Inc.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

             COMMON STOCKS -- 100.8%
             AEROSPACE -- 1.7%
    135,000  Lockheed Martin Corp. ............$  6,419,250
    115,175  Northrop Grumman Corp. ...........   9,882,015
                                               ------------
                                                 16,301,265
                                               ------------
             AGRICULTURE -- 1.1%
  1,000,000  Archer-Daniels-Midland Co. (a) ...  10,800,000
                                               ------------
             AUTOMOTIVE -- 0.2%
     48,000  General Motors Corp. .............   1,613,760
                                               ------------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.6%
    250,000  Dana Corp. .......................   1,765,000
    750,000  GenCorp Inc. .....................   4,687,500
    200,000  Genuine Parts Co. ................   6,102,000
    232,100  Modine Manufacturing Co. .........   3,479,179
                                               ------------
                                                 16,033,679
                                               ------------
             AVIATION: PARTS AND SERVICES -- 0.7%
     52,600  Barnes Group Inc. ................   1,113,016
      7,300  Curtiss-Wright Corp., Cl. B ......     428,510
    270,000  Fairchild Corp., Cl. A+ ..........   1,188,000
     72,000  Sequa Corp., Cl. A+ ..............   2,466,000
     32,000  Sequa Corp., Cl. B+ ..............   1,292,800
                                               ------------
                                                  6,488,326
                                               ------------
             BROADCASTING -- 3.9%
     22,000  Clear Channel Communications
              Inc.+ ...........................     746,240
    175,000  Gray Television Inc. .............   1,575,000
    154,000  Grupo Televisa SA, ADR+ ..........   3,873,100
    706,000  Liberty Corp. ....................  30,781,600
    340,000  Paxson Communications Corp.+ .....     741,200
     40,000  Young Broadcasting Inc., Cl. A+ ..     489,200
                                               ------------
                                                 38,206,340
                                               ------------
             BUSINESS SERVICES -- 1.3%
    875,000  Cendant Corp.+ ...................  11,112,500
     15,000  ChoicePoint Inc.+ ................     508,500
     20,000  Nashua Corp.+ ....................     178,000
     12,000  National Processing Inc.+ ........     167,040
                                               ------------
                                                 11,966,040
                                               ------------
             CABLE -- 8.0%
    150,000  Adelphia Communications Corp.,
              Cl. A+ ..........................      26,250
  2,860,000  Cablevision Systems Corp.,
              Cl. A+ ..........................  54,311,400
    100,000  Charter Communications Inc.,
              Cl. A+ ..........................      83,000
    810,000  Comcast Corp., Cl. A+ ............  23,157,900
                                               ------------
                                                 77,578,550
                                               ------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

             COMMUNICATIONS EQUIPMENT -- 1.2%
    600,000  Corning Inc.+ ....................$  3,504,000
    910,000  Lucent Technologies Inc.+ ........   1,337,700
    590,000  Motorola Inc. ....................   4,873,400
    640,000  Nortel Networks Corp.+ ...........   1,331,200
     40,000  Scientific-Atlanta Inc. ..........     549,600
                                               ------------
                                                 11,595,900
                                               ------------
             COMPUTER HARDWARE -- 0.1%
     40,000  Hewlett-Packard Co. ..............     622,000
                                               ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.1%
    140,000  EMC Corp.+ .......................   1,012,200
                                               ------------
             CONSUMER PRODUCTS -- 3.1%
    370,000  Energizer Holdings Inc.+ .........   9,431,300
    135,000  Gallaher Group plc, ADR ..........   5,171,850
    260,000  Gillette Co. .....................   8,044,400
        500  Givaudan SA ......................     190,905
    210,000  Hartmarx Corp.+ ..................     432,600
     38,000  National Presto Industries Inc. ..     993,700
    335,000  Wolverine World Wide Inc. ........   5,611,250
                                               ------------
                                                 29,876,005
                                               ------------
             CONSUMER SERVICES -- 2.5%
    635,000  Rollins Inc. .....................  14,624,050
    355,000  USA Interactive Inc.+ ............   9,510,450
                                               ------------
                                                 24,134,500
                                               ------------
             DIVERSIFIED INDUSTRIAL -- 2.9%
     25,000  Acuity Brands Inc. ...............     336,250
     50,000  Ampco-Pittsburgh Corp. ...........     649,000
    195,000  Cooper Industries Ltd., Cl. A ....   6,963,450
    265,000  Crane Co. ........................   4,616,300
     50,000  Harbor Global Co. Ltd.+ ..........     380,000
    550,000  Honeywell International Inc. .....  11,748,000
     25,000  ITT Industries Inc. ..............   1,335,250
    244,000  Katy Industries Inc.+ ............     666,120
    100,100  Lamson & Sessions Co.+ ...........     511,511
    136,700  Walter Industries Inc. ...........   1,192,024
     95,000  WHX Corp.+ .......................     194,750
                                               ------------
                                                 28,592,655
                                               ------------
             ELECTRONICS -- 1.9%
    534,563  Agere Systems Inc., Cl. B+ .......     801,844
    240,000  Cypress Semiconductor Corp.+ .....   1,656,000
    195,000  Texas Instruments Inc. ...........   3,192,150
    165,000  Thermo Electron Corp.+ ...........   2,986,500
    600,000  Thomas & Betts Corp.+ ............   8,508,000
    100,000  Tyco International Ltd. ..........   1,286,000
                                               ------------
                                                 18,430,494
                                               ------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

             COMMON STOCKS (CONTINUED)
             ENERGY AND UTILITIES -- 3.3%
    130,000  ConocoPhillips ...................$  6,968,000
    530,000  Duke Energy Corp. ................   7,706,200
    145,000  Halliburton Co. ..................   3,005,850
    120,000  Kerr-McGee Corp. .................   4,873,200
    580,000  Mirant Corp.+ ....................     928,000
    110,000  NiSource Inc.+ ...................     232,100
    400,000  Northeast Utilities ..............   5,568,000
     95,200  Progress Energy Inc., CVO+ (b) ...      12,376
    160,000  Southwest Gas Corp. ..............   3,256,000
                                               ------------
                                                 32,549,726
                                               ------------
             ENERGY AND UTILITIES: OIL -- 0.1%
     35,000  Royal Dutch Petroleum Co. ........   1,426,250
                                               ------------
             ENTERTAINMENT -- 17.8%
  1,100,000  AOL Time Warner Inc.+ ............  11,946,000
     40,000  Dover Motorsports Inc. ...........     127,200
    214,000  GC Companies Inc.+ ...............      38,520
    700,000  Gemstar-TV Guide
               International Inc.+ ............   2,568,300
  4,050,000  Liberty Media Corp., Cl. A+ (a) ..  39,406,500
    775,000  Metro-Goldwyn-Mayer Inc.+ ........   8,137,500
    220,000  The Walt Disney Co. ..............   3,744,400
  2,658,300  Viacom Inc., Cl. A+ (a) ..........  97,027,950
    744,000  Vivendi Universal SA, ADR ........   9,969,600
     75,000  World Wrestling
               Entertainment Inc.+ ............     574,500
                                               ------------
                                                173,540,470
                                               ------------
             ENVIRONMENTAL SERVICES -- 1.3%
    240,000  Republic Services Inc.+ ..........   4,761,600
    380,000  Waste Management Inc. ............   8,048,400
                                               ------------
                                                 12,810,000
                                               ------------
             EQUIPMENT AND SUPPLIES -- 4.0%
    221,500  CIRCOR International Inc. ........   3,010,185
     55,000  Deere & Co. ......................   2,159,300
    400,000  Flowserve Corp.+ .................   4,660,000
    123,000  Gerber Scientific Inc.+ ..........     809,340
    350,000  GrafTech International Ltd.+ .....     997,500
    715,000  Navistar International Corp.+ ....  17,596,150
     20,000  SL Industries Inc.+ ..............     117,800
    187,000  Sybron Dental Specialties Inc.+ ..   3,263,150
    410,000  Watts Industries Inc., Cl. A .....   6,387,800
                                               ------------
                                                 39,001,225
                                               ------------
             FINANCIAL SERVICES -- 2.0%
    475,000  American Express Co. .............  15,784,250
     42,000  Deutsche Bank AG, ADR ............   1,768,620
    220,000  Phoenix Companies Inc. ...........   1,592,800
                                               ------------
                                                 19,145,670
                                               ------------
             FOOD AND BEVERAGE -- 6.4%
    270,000  Corn Products International Inc. .   7,873,200
    299,986  Del Monte Foods Co.+ .............   2,237,896

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

    222,000  Diageo plc, ADR ..................$  9,128,640
    470,000  Flowers Foods Inc. ...............  12,873,300
     68,000  Fomento Economico Mexicano
              SA de CV, ADR ...................   2,262,360
    250,000  Heinz (H.J.) Co. .................   7,300,000
      8,000  Hershey Foods Corp. ..............     501,280
    130,000  Kerry Group plc, Cl. A ...........   1,731,209
     80,000  Panamerican Beverages
              Inc., Cl. A .....................   1,734,400
  1,470,000  PepsiAmericas Inc. ...............  17,287,200
                                               ------------
                                                 62,929,485
                                               ------------
             HEALTH CARE -- 0.4%
     35,000  Apogent Technologies Inc.+ .......     510,300
    190,000  IVAX Corp.+ ......................   2,327,500
     65,000  Sola International Inc.+ .........     803,400
                                               ------------
                                                  3,641,200
                                               ------------
             HOTELS AND GAMING -- 3.2%
    510,000  Aztar Corp.+ .....................   6,849,300
     82,300  Dover Downs Gaming &
              Entertainment Inc. ..............     813,947
    300,000  Gaylord Entertainment Co.+ .......   5,385,000
  4,000,000  Hilton Group plc .................   8,709,392
    850,000  Hilton Hotels Corp. ..............   9,868,500
                                               ------------
                                                 31,626,139
                                               ------------
             METALS AND MINING -- 2.1%
    340,000  Barrick Gold Corp. ...............   5,290,400
    127,820  Kinross Gold Corp.+ ..............     787,371
    485,000  Newmont Mining Corp. .............  12,682,750
    215,000  Placer Dome Inc. .................   2,107,000
    365,000  Royal Oak Mines Inc.+ ............       1,825
                                               ------------
                                                 20,869,346
                                               ------------
             PAPER AND FOREST PRODUCTS -- 0.7%
     45,000  MeadWestvaco Corp. ...............   1,025,100
    290,000  Pactiv Corp.+ ....................   5,887,000
                                               ------------
                                                  6,912,100
                                               ------------
             PUBLISHING -- 11.1%
    228,000  Belo Corp., Cl. A ................   4,619,280
  1,456,000  Media General Inc., Cl. A ........  71,693,440
     90,000  Meredith Corp. ...................   3,436,200
    350,000  PRIMEDIA Inc.+ ...................     857,500
    400,000  Reader's Digest Association Inc. .   4,084,000
    160,000  Scripps (E.W.) Co., Cl. A ........  12,118,400
    260,000  Tribune Co. ......................  11,702,600
                                               ------------
                                                108,511,420
                                               ------------
             REAL ESTATE -- 1.3%
    535,000  Catellus Development Corp.+ ......  11,235,000
    130,000  Griffin Land & Nurseries Inc.+ ...   1,523,600
                                               ------------
                                                 12,758,600
                                               ------------

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

             COMMON STOCKS (CONTINUED)
             RETAIL -- 2.5%
     50,000  Albertson's Inc. .................$    942,500
    780,000  AutoNation Inc.+ .................   9,945,000
     35,000  Blockbuster Inc., Cl. A ..........     598,500
     22,000  Burlington Coat Factory
              Warehouse Corp. .................     358,600
    130,000  Ingles Markets Inc., Cl. A .......   1,241,500
    130,000  Lillian Vernon Corp.+ ............     547,300
    255,000  Neiman Marcus Group Inc., Cl. B+ .   6,856,950
    165,000  Safeway Inc.+ ....................   3,123,450
     30,000  The Home Depot Inc. ..............     730,800
                                               ------------
                                                 24,344,600
                                               ------------
             SATELLITE -- 0.5%
    400,000  General Motors Corp., Cl. H+ .....   4,480,000
    300,000  Loral Space &
              Communications Ltd.+ ............      99,000
     20,000  PanAmSat Corp.+ ..................     282,400
                                               ------------
                                                  4,861,400
                                               ------------
             SPECIALTY CHEMICALS -- 1.2%
    200,000  Ferro Corp. ......................   4,274,000
    900,000  Hercules Inc.+ ...................   7,830,000
                                               ------------
                                                 12,104,000
                                               ------------
             TELECOMMUNICATIONS -- 6.2%
    600,000  AT&T Corp. (a) ...................   9,720,000
  1,000,000  Broadwing Inc.+ ..................   4,000,000
     40,000  Cable & Wireless plc, ADR ........     132,400
    120,000  CenturyTel Inc. ..................   3,312,000
    260,000  Citizens Communications Co.+ .....   2,594,800
    190,562  Commonwealth Telephone
               Enterprises Inc.+ ..............   7,397,617
     12,000  France Telecom SA, ADR ...........     273,720
  2,000,000  Qwest Communications
               International Inc.+ ............   6,980,000
    200,000  Rogers Communications Inc.,
               Cl. B, ADR+ ....................   2,132,000
  1,350,000  Sprint Corp. - FON Group .........  15,862,500
    220,000  Verizon Communications Inc. ......   7,777,000
                                               ------------
                                                 60,182,037
                                               ------------
             TRANSPORTATION -- 0.0%
     90,000  Grupo TMM SA de CV, Cl. A, ADR+ ..     353,700
                                               ------------

                                                   MARKET
     SHARES                                         VALUE
     ------                                        ------

             WIRELESS COMMUNICATIONS -- 6.4%
  1,829,001  AT&T Wireless Services Inc.+ .....$ 12,071,407
    797,000  Nextel Communications Inc.,
               Cl. A+ .........................  10,671,830
    400,000  Rogers Wireless Communications
              Inc., Cl. B+ ....................   4,280,000
    555,000  Sprint Corp. - PCS Group+ ........   2,419,800
  1,400,000  Telecom Italia Mobile SpA ........   5,713,537
    668,000  Telephone & Data Systems Inc. ....  27,327,880
                                               ------------
                                                 62,484,454
                                               ------------
             TOTAL COMMON STOCKS .............. 983,303,536
                                               ------------
             PREFERRED STOCKS -- 1.0%
             PUBLISHING -- 1.0%
    460,000  News Corp. Ltd., Pfd., ADR .......   9,839,400
                                               ------------
             TOTAL INVESTMENTS -- 101.8%
              (Cost $988,070,511) ............. 993,142,936

             OTHER ASSETS AND
               LIABILITIES (NET) -- (1.8)% .... (17,221,474)
                                               ------------
             NET ASSETS -- 100.0% .............$975,921,462
                                               ============
             SECURITIES SOLD SHORT
     SHARES  COMMON STOCKS                     MARKET VALUE
     ------  -------------                     ------------
  1,183,300  Viacom Inc., Cl. B+ ..............$ 43,214,116
                                               ============
------------
 (a) At March 31, 2003, 6,149,200 shares were pledged as collateral for securities sold short.
 (b) Securities fair valued under procedures established by the Board of Directors.
   +  Non-income producing security.
ADR - American Depository Receipt.
CVO - Contingent Value Obligation.

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
     ---------------------------------------------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------

                           THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                               BOARD OF DIRECTORS
Mario J. Gabelli, CFA                             Karl Otto Pohl
CHAIRMAN AND CHIEF                                FORMER PRESIDENT
INVESTMENT OFFICER                                DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita                               Anthony R. Pustorino
ATTORNEY-AT-LAW                                   CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.                         PROFESSOR EMERITUS
                                                  PACE UNIVERSITY

Robert J. Morrissey                               Werner J. Roeder, MD
ATTORNEY-AT-LAW                                   VICE PRESIDENT/MEDICAL AFFAIRS
MORRISSEY, HAWKINS & LYNCH                        LAWRENCE HOSPITAL CENTER

                                    OFFICERS
Bruce N. Alpert                                   Gus Coutsouros
PRESIDENT                                         VICE PRESIDENT AND TREASURER

James E. McKee
SECRETARY

                                    CUSTODIAN
                      Boston Safe Deposit and Trust Company

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB409Q103SR

                                                               [GRAPHIC OMITTED]
                                                        PICTURE OF MARIO GABELLI

                  THE
                  GABELLI
                  VALUE
                  FUND
                  INC.
                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2003